4. Premises and Equipment (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Premises And Equipment Details
Land	$ 3,681	$ 3,667
Buildings and improvements	15,864	15,126
Furniture and equipment	18,442	16,239
Total premises and equipment	37,987	35,032
Less accumulated depreciation	20,987	18,674
Total net premises and equipment	$ 17,000	$ 16,358